UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 7, 2004


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Delaware                   000-18730                     363688583
       ------------------             ---------                     ---------
(State or other jurisdiction of    (Commission File               (IRS Employer
    incorporation) Number)         Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)

 ITEM 9. REGULATION FD DISCLOSURE.

The Company's Board of Directors accepted director Richard J. Trout's resignation on July 2, 2004. The resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Trout's resignation also removes him from the Audit and Compliance Committee. The director seat will remain open at this time. D. Paul Smith and Michael L. Mills will remain members of the Audit and Compliance Committee.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                          Klever Marketing, Inc.


Date: July 7, 2004                                        By: /s/ D. Paul Smith
                                                              -----------------
D. Paul Smith, Chairman, CFO, EVP